===============================================================================

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                             _____________________

                                   FORM 8-K

                                CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  APRIL 30, 2000

                        COMMISSION FILE NUMBER 1-07149

                          INTERNET LAW LIBRARY, INC.
                (Exact name of Company as specified in charter)

                      DELAWARE                                82-0277987
           (State or other jurisdiction of                  (IRS Employer
           incorporation or organization)                Identification No.)

    4301 WINDFERN ROAD, SUITE 200, HOUSTON, TEXAS               77041
       (Address of principal executive offices)              (Zip Code)

                Registrant's telephone number:   (281) 600-6000

===============================================================================

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

        On March 23, 2000, the Board of Directors of Internet Law Library, Inc. (the "Company") approved the purchase of ITIS, Inc. ("ITIS"), a company once wholly owned by Hunter M.A. Carr, the Company's Chairman of the Board, Chief Executive Officer and President. The Board's approval was subject to certain final reviews and negotiations that were concluded on April 30, 2000.
 According to the terms of the Stock Exchange Agreement, executed on April 30, 2000, the Company will exchange 5,044,903 restricted shares of its common stock, valued at $17,976,250, for all the of the outstanding common stock of ITIS.

        Since November 30, 1998, the date of inception of National Law Library, Inc. ("National Law"), the Company's largest operating subsidiary, ITIS has served as its sole vendor of new case law content while also providing to National Law various executive, sales, production, and administrative services. During the period from National Law's inception to December 31, 1999, Mr. Carr was the sole stockholder of ITIS. Then, during the three months ended March 31, 2000, Mr. Carr sold or otherwise conveyed most of his stock in ITIS to various individuals and entities, some of whom are either directors or officers of Internet Law or are entities controlled by directors of the Company. Of the 5,044,903 shares of the Company's common stock issued to ITIS' stockholders, 1,721,003 shares were issued to five directors of the Company or their beneficiaries and 328,300 shares were issued to four officers of Internet Law as shown below:

               Name of Director/Officer         Position            Number of Shares
               ------------------------         --------            ----------------
        Hunter M. A. Carr                       Director and officer     196,003
        W. Paul Thayer (Thayer Investment Co.)  Director                 750,000
        Kelley V. Kirker                        Director and officer     500,000
        Eugene A. Cernan                        Director                  25,000
        George A. Roberts, Ttee                 Director                 250,000
        Edward P. Stevens                       Officer                  150,000
        Donald H. Kellam                        Officer                  150,000
        David P. Harriman                       Officer                   25,000
        Robert Sarlay                           Officer                    3,300
                                                                       ---------
                Total                                                  2,049,303
                                                                       =========

        The value of the consideration for the acquisition was within a maximum value for ITIS determined from an independent appraisal by reference to the values of ITIS' contracts, developed technology and future earnings potential. The terms of the transaction were subject to arm's length negotiations between the Company and the shareholders of ITIS.

        It is expected that ITIS will continue to be the primary vendor of case law content to National Law. In addition, ITIS will attempt to leverage its experience in the legal data conversion field by entering and competing in other content conversion markets found over the Internet or other media.

        ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

        Audited financial statements for ITIS were not available as of the date of this report; however, audited financial statements will be filed pursuant to this Item within 60 days of the filing date of this report.

Exhibit
  No.           Description
-------         -----------
 2.9            Stock Exchange Agreement by and between the Company and the
                Shareholders of ITIS relating to the acquisition of all of the outstanding stock of ITIS, dated April 30, 2000 (incorporated by reference to Exhibit 2.9 to the Company's Transition Form
                10-K filed on May 11, 2000).

10.12           Consulting and Option Agreement by and between ITIS, Frank
                Fisher and Steve Tebo, dated January 22, 2000, as amended
                (incorporated by reference to Exhibit 10.12 to the Company's
                Transition Form 10-K filed on May 11, 2000).

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        INTERNET LAW LIBRARY, INC.


Date:  May 15, 2000                     By:   /s/ Hunter M.A. Carr
                                           -----------------------------------
                                                  Hunter M.A. Carr
                                                  President and
                                                  Chief Executive Officer

                                 EXHIBIT INDEX

Exhibit
  No.           Description
-------         -----------

 2.9 Stock Exchange Agreement by and between the Company and the Shareholders of ITIS relating to the acquisition of all of the outstanding stock of ITIS, dated April 30, 2000
                (incorporated by reference to Exhibit 2.9 to the Company's
                Transition Form 10-K filed on May 11, 2000).

10.12           Consulting and Option Agreement by and between ITIS, Frank
                Fisher and Steve Tebo, dated January 22, 2000, as amended
                (incorporated by reference to Exhibit 10.12 to the Company's
                Transition Form 10-K filed on May 11, 2000).